AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information

dated

November 1, 2024, as supplemented

Supplement dated July 30, 2025

This Supplement provides important information about recent changes approved by the Board of Trustees of the Azzad Funds. Please read it carefully.

Effective as of August 1, 2025, Delaware Investments Fund Advisers (“DIFA”) will no longer serve as the sub-adviser to Azzad Ethical Fund (the “Fund”).  Therefore, any references to DIFA or a sub-adviser for the Fund should be disregarded. Azzad Asset Management, Inc., will continue to serve as adviser to the Fund and will assume all portfolio management of the Fund and any responsibilities previously delegated to DIFA.

Effective as of August 1, 2025, Jamal Elbarmil will be the sole Portfolio Manager to the Fund.  Any references to Kimberly A. Scott and Bradley P. Halverson should be disregarded.

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This supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference.   You may obtain a copy of the current Prospectus or Statement of Additional Information without charge by calling Azzad Funds at 888.862.9923 or visiting www.azzadfunds.com.